OPPENHEIMER MIDCAP FUND

Supplement dated May 15, 2002 to theProspectus
dated February 28, 2002

The Prospectus is changed by replacing the subsection "How the Fund is Managed-Advisory Fees" on page 12 with the following:

Advisory Fees. Under the investment advisory agreement, effective March 1, 2002, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion. Prior to March 1, 2002, the annual advisory fee rate was: 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million. The Fund’s management fee for the fiscal year ended October 31, 2001 was 0.66% of average annual net assets for each class of shares.

May 15, 2002                                                                                                                                    PS0745.020